Exhibit 10.2
Bally Total Fitness Holding Corporation
Amendment to Employment Agreement
     THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”), dated as of September 14, 2006, is by and between Bally Total Fitness Holding Corporation, a Delaware Corporation with its headquarters at 8700 West Bryn Mawr Avenue, Chicago, Illinois 60631-3707 (hereinafter called “Bally”), and James A. McDonald (hereinafter called the “Executive”).
     WHEREAS, Bally and Executive have entered into that certain Employment Agreement dated as of May 2, 2005, which was amended on December 1, 2005 (the “Agreement”); and
     WHEREAS, Bally and Executive desire to further amend the Agreement on the terms and conditions described herein;
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements of the parties herein contained, the parties hereto agree as follows:
1.	Capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.
2.	Subparagraph (c) of Section 4 of the Agreement is amended and restated to read in its entirety as follows:
Long-Term Incentive. The Executive shall be eligible to participate in any plan under which senior executives of the Company are eligible to receive equity compensation or other long-term incentive grants (each, a “LTIP”) as may be determined by the Board or duly authorized Committee of the Board.
3.	Except as amended hereby, the Agreement shall remain in full force and effect, and as amended the same is hereby affirmed and ratified.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first written above.

Executive:	/s/ James A. McDonald
James A. McDonald

Date:	September 14, 2006

Attest:	/s/ Marilyn Kanouse

Date:	September 14, 2006

Company:

By:	/s/ John W. Rogers, Jr.
John W. Rogers, Jr., Chairperson, Compensation Committee

Date:	September 14, 2006

Attest:	/s/ Marilyn Kanouse

Date:	September 14, 2006

By:	/s/ Harold Morgan
Harold Morgan, SVP, Chief Administrative Officer

Date:	September 14, 2006

Attest:	/s/ Marilyn Kanouse

Date:	September 14, 2006